UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 27, 2005


                                     0-17771
                            (Commission File Number)


                         ______________________________


                     FRANKLIN CREDIT MANAGEMENT CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                            (State of Incorporation)

                                   75-2243266
                      (IRS Employer Identification Number)


                     Six Harrison Street, New York, NY 10013
              (Address of registrant's principal executive office)


                                 (212) 925-8745
                         (Registrant's telephone number)


                         ______________________________

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     On January 27, 2005, the Board of Directors of Franklin Credit Management Corporation (the "Company") appointed each of Dennis Geer and Alexander Gordon Jardin as a director of the Company. Mr. Geer was named to the Compensation Committee and the Nominating and Corporate Governance Committee, of which he was named Chairman. Mr. Jardin was named to the Audit Committee and the Compensation Committee. The new directors were appointed to fill vacancies created by the resignations on January 27, 2005 of Joseph Caiazzo and Alan Joseph, who will continue to serve as the Company's Secretary and Chief Financial Officer, respectively.

     On February 1, 2005, the Company will be issuing a press release announcing the appointment of Mr. Geer and Mr. Jardin to the Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.           Financial Statements and Exhibits

(c)   Exhibits

         Exhibit No.                Description

         99.1                       Press Release dated February 1, 2005.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          FRANKLIN CREDIT MANAGEMENT CORPORATION


                                            By: /s/ Jeffrey R Johnson
                                              Name: Jeffrey R.Johnson
                                             Title: Chief Executive Officer


Date:  January 31, 2005





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Exhibit 99.1

For Immediate Release

Contact:  Alan Joseph, CFO
Franklin Credit Management Corp.
(212) 925-8745 ext. 169
ajoseph@franklincredit.com


                    FRANKLIN CREDIT MANAGEMENT CORP. WELCOMES
                              TWO NEW BOARD MEMBERS

     NEW YORK, New York (February 1, 2005) - Franklin Credit Management Corp. (OTC BB: FCSC), a specialty financial services company that acquires, originates, manages and sells residential mortgage assets, today announced that Mssrs. Dennis F. Geer and A. Gordon Jardin have been appointed to the Company's Board of Directors.



     Dennis Geer currently provides consulting services to several corporations and government agencies. From 2000 to 2004, Mr. Geer was an Executive Vice President and Chief Administrative Officer of GMAC Residential Holdings, Inc., a wholly owned subsidiary of the General Motors Corporation, where he was responsible for Information Technology, Risk Management, Strategic Sourcing and Human Resources. From 1994 until 1999, Mr. Geer served as Deputy to the Chairman and Chief Operating Officer of the Federal Deposit Insurance Corporation (FDIC) in Washington, DC, where he was responsible for the operational oversight of the 16 divisions and offices of the 8,000 person corporation. Prior to joining the FDIC, he was Vice President for Administration and Corporate Relations at the Resolution Trust Corporation (1991-1994). From 1986 until 1991, Mr. Geer served as Director, Office of Administration, at the National Oceanic and Atmospheric Administration in Washington, DC. He held management positions with the Department of Housing and Urban Development (HUD) and the Departments of Treasury and Labor during the 1970s and 1980s.

     Gordon Jardin currently serves as President and Chief Operating Officer of Fenimore Reinsurance Corporation, a company in formation that will operate as a life and health reinsurer. From 2000 until 2004, Mr. Jardin held executive management positions, including President and Chief Operating Officer, with Generali USA Life Reinsurance Company ("Generali"), a wholly-owned subsidiary of Assicurazioni Generali S.p.A., a leading international insurer. Generali USA is recognized as one of the industry's top professional life reinsurers and is licensed or accredited in all 50 states. From 1993 to 2000, he was President and Chief Executive Officer of PartnerRe Life Insurance Company of the U.S.
(previously known as Winterthur Life Re Insurance Company), the US life reinsurance subsidiary of Partner Re and a leading provider of multi-line reinsurance on a global scale with principal offices in Bermuda, Greenwich, Paris and Zurich. Before joining Winterthur Life Re, Mr. Jardin was Vice President and General Manager, Reinsurance, at Sun Life of Canada from 1986 to 1993.

     "The addition of Dennis Geer and Gordon Jardin as Directors strengthens the independence of our Board, and I am confident that their extensive executive management experience will prove invaluable as our Company seeks to realize the full potential of its unique specialty finance capabilities," stated Tom Axon, Chairman of Franklin Credit Management Corp. "I would also like to express our sincere appreciation for the contributions that two of our senior executives - - Alan Joseph and Joe Caiazzo - - have made to our Board of Directors over the years. Alan and Joe are resigning from the Board in order to make room for additional independent Directors, in keeping with 'best practice' trends in the area of corporate governance."


                  About Franklin Credit Management Corp.



     Franklin Credit Management Corporation ("FCMC", and together with its wholly-owned subsidiaries, the "Company") is a specialty consumer finance and asset management company primarily engaged in the acquisition, origination, servicing and resolution of performing, sub-performing and non-performing residential mortgage loans and residential real estate. The Company acquires these mortgages from a variety of mortgage bankers, banks, and other specialty finance companies. These loans are generally purchased in pools at discounts from their aggregate contractual balances, from sellers in the financial services industry. Real estate is acquired in foreclosure or otherwise and is also generally acquired at a discount relative to the appraised value of the asset. The Company conducts its business from its executive and operational headquarters in New York City and through its website www.franklincredit.com. Its common stock trades on the OTC Bulletin Board under the symbol "FCSC".



Statements contained herein that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to a variety of risks and uncertainties. There are a number of important factors that could cause actual results to differ materially from those projected or suggested in forward-looking statements made by the Company. These factors include, but are not limited to: (i) unanticipated changes in the U.S. economy, including changes in business conditions such as interest rates, and changes in the level of growth in the finance and housing markets; (ii) the status of relations between the Company and its sole Senior Debt Lender and the Senior Debt Lender's willingness to extend additional credit to the Company;
(iii) the  availability  for purchases of additional  loans;  (iv) the status of relations between the Company and its sources for loan purchases; (v) unanticipated difficulties in collections under loans in the Company's portfolio; and (vi)other risks detailed from time to time in the Company's SEC reports. Additional factors that would cause actual results to differ materially from those projected or suggested or suggested in any forward-looking statements are contained in the Company's filings with the Securities and Exchange Commission, including, but not limited to, those factors discussed under the caption "Real Estate Risk" in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which the Company urges investors to consider. The Company undertakes no obligation to publicly release the revisions to such forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events, except as other wise required by securities and other applicable laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to release publicly the results on any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


                    For further information, please contact:

 Alan Joseph, CFO of Franklin Credit Management Corp. at 212-925-8745 (Ext.169)








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